NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS	NATURE OF OPERATIONS
Dole plc is engaged in the worldwide sourcing, processing, distributing and marketing of high-quality fresh fruit and vegetables. Dole is a premier global leader in fresh produce, and the Company’s most significant products hold leading positions in their respective categories and territories. Dole is one of the largest producers of fresh bananas and pineapples, one of the largest global exporters of grapes and has a strong presence in growing categories such as berries, avocados and organic produce.
Dole conducts operations throughout North America, Latin America, Europe, Asia, the Middle East and Africa (primarily in South Africa). As a result of its global operating and financing activities, Dole is exposed to certain risks, including fluctuations in commodity and fuel costs, interest rates and foreign currency exchange rates, as well as other environmental and business risks in sourcing and selling locations.
Dole offers over 300 products that are grown and sourced, both locally and globally, from over 30 countries in various regions worldwide. These products are distributed and marketed in over 75 countries across retail, wholesale and food service channels. The Company operates through a number of business-to-business and business-to-consumer brands, the most notable being the Dole brand (“DOLE brand”).
Dole is incorporated in Ireland and was formed as a result of the combination of Total Produce and Legacy Dole. On February 16, 2021, Total Produce, Legacy Dole and the C&C Parties entered into a binding transaction agreement to combine Total Produce and Legacy Dole under a newly created entity, later named Dole plc, listed publicly in the U.S. Prior to the Merger, Total Produce had a 45.0% ownership interest in Legacy Dole. On July 29, 2021, the Merger between Total Produce and Legacy Dole occurred, and Total Produce shareholders and the C&C Parties received 82.5% and 17.5%, respectively, of the shares in Dole plc outstanding immediately prior to the IPO Transaction.
On July 30, 2021, Dole plc consummated its IPO on the NYSE under the ticker symbol “DOLE”. In the IPO, Dole issued 25.0 million shares of common stock at $16.00 per share. In addition, on August 30, 2021, an additional 1.8 million shares of common stock were issued to the underwriters upon their exercise of the option to purchase them at the price of $16.00 per share. In the year ended December 31, 2021, total gross proceeds from the issuance of shares were $428.5 million, and after underwriting fees and other issuance costs of $29.6 million, net proceeds were $398.9 million. The proceeds from the IPO Transaction were used to fund the payment of certain outstanding debt balances.
See Note 4 “Acquisitions and Divestitures” for additional detail on the Merger and the IPO Transaction.
On January 30, 2023, certain of Dole’s wholly owned subsidiaries entered into a Stock Purchase Agreement (the “Fresh Express Agreement”) with Fresh Express Acquisition LLC (“Fresh Express”), a wholly owned subsidiary of Chiquita Holdings Limited, pursuant to which Fresh Express agreed to acquire Dole’s fresh vegetables division (“Fresh Vegetables division” or “Fresh Vegetables”) for approximately $293.0 million in cash, subject to certain adjustments set forth in the Fresh Express Agreement. On March 27, 2024, the parties to the Fresh Express Agreement agreed to terminate the Fresh Express Agreement due to a failure to obtain regulatory approval, and Dole announced that it is in the process of pursuing alternative transactions through which it would exit the Fresh Vegetables business (the “Vegetables exit process”). See Note 25 “Subsequent Events”.
As a result of the agreement to exit the Fresh Vegetables division, its results are reported separately as discontinued operations, net of income taxes, in our consolidated statements of operations for all periods presented and its assets and liabilities are separately presented in our consolidated balance sheets as assets and liabilities held for sale. See Note 4 “Acquisitions and Divestitures” for further detail on the Vegetables Transaction and discontinued operations.